UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2001

Sears Credit Account Master Trust II (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events
On December 17, 2001, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(p).

Also, pursuant to the terms of the Pooling and Servicing Agreement dated July 31, 1994, by and among Sears, Roebuck and Co., as Servicer, SRFG, Inc., as Seller, and Bank One, National Association (formerly known as The First national Bank of Chicago), as Trustee, SRFG, Inc. appointed The Bank of New York as Successor Trustee. This appointment became effective December 14, 2001. The address of the office of the Successor Trustee in Chicago, Illinois, which is designated as the office of the Trust in Chicago, Illinois, where notice and demands to or upon the Trust in respect of the Pooling and Servicing Agreement may be served, is 2 North LaSalle Street, Suite 1020, Chicago, IL 60602. The principal corporate trust office of the Successor Trustee is located at 15 Broad Street, New York, New York 10007.

Item 7. Financial Statements and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)
	By:	SRFG, Inc. (Originator of the Trust)
	By:	/s/Keith E. Trost Keith E. Trost Vice President, Treasurer and Assistant Secretary
Date: December 17, 2001

EXHIBIT INDEX

Exhibit No.
20(a).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(b).

Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(c).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(d).

Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(e).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(f).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(g).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(h).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(i).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(j).

Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(k).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(l).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(m).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(n).

Series 2001-1 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(o).

Series 2001-2 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.

20(p).

Series 2001-3 Monthly Investor Certificateholders' Statement related to the distribution of December 17, 2001 and reflecting the performance of the Trust during the Due Period ended in November 2001, which will accompany the distribution on December 17, 2001.